EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of China Nuvo Solar Energy, Inc. (the "Company") on Form 10-Q/A for the period ended April 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Barry S. Hollander, Principal Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for the periods presented in the Report.

/s/ Barry S. Hollander
Barry S. Hollander
Principal Accounting Officer
March 31, 2011

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO CHINA NUVO SOLAR ENERGY, INC. AND SUBSIDIARY AND WILL BE RETAINED BY CHINA NUVO SOLAR ENERGY, INC. AND SUBSIDIARY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.